SEMI-ANNUAL REPORT TO SHAREHOLDERS
                    RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                              FOR THE PERIOD ENDED
                                 JUNE 30, 1998


The Rupay-Barrington Total Return Fund
Report from Fritz Bensler, Portfolio Manager

Dear Shareholders:

         For the six month period ended June 30, 1998, the Rupay-Barrington Total Return Fund increased in value by 3.9%. This compares to gains in the Dow Jones 30 Industrials and S&P 500 index of 13.2% and 16.8%,respectively. Other funds similar to the Rupay-Barrington Total Return Fund which are classified as domestic hybrid mutual funds by the mutual fund rating service Morningstar gained 8.4% in the first six months of this year.
         There are two main reasons for your Fund's weak relative performance this year. First, the Fund has maintained a relatively low equity exposure of about 60% common stocks during the first half of this year.The other 40% has been invested in fixed income securities and cash. Second the Fund has been invested in a number of smaller capitalization stocks which have not performed as well as the larger capitalization stocks in the S&P 500. Small capitalization stocks as measured by the Russell 2000 index have risen only 4.7% during the first six months of this year.

         The turmoil in Asian markets which began last fall has continued to effect the performance of equities in the U.S. This can be seen by the wide divergence in returns between big capitalization and small capitalization stocks. Many large institutional and mutual fund portfolio managers have preferred to invest in highly liquid larger capitalization issues until the impact of the Asian crisis on the corporate profits of U.S.companies can be more clearly estimated.

         I believe that this trend will continue and that larger capitalization stocks with minimal earnings exposure to Asia will be the better performers for the remainder of this year. In June, I sold some of the Fund's small capitalization stocks which had been weak performers or had reported disappointing earnings and have added some bigger capitalization names with minimal exposure to Asia such as Wal-Mart, Time Warner and EMC Corp.I feel that this portfolio repositioning will take advantage of the continued strength in larger capitalization stocks with more predictable earnings and will improve the performance of the fund. In the month of July, the Fund gained 0.7% compared to a 1.16% loss for the S& P 500.

We look forward to the remainder of 1998 and thank you for your support of the Rupay-Barrington Total Return Fund.

Sincerely,


Fritz Bensier
Portfolio Manager
August 17, 1998

                 Schedule of Portfolio Investments
                       June 30, 1998 (Unaudited)
 Number
   of                                                             Market
 Shares          Security                                         Value
                 COMMON STOCK:                  59.78%

                 AIRLINES:                       1.00%
    300          Alaska Air Group, Inc.*                           $16,369

                 BEVERAGES:                      1.26%
    500          PepsiCo, Inc.                                      20,594

                 BROADCASTING & CABLE TV:        1.53%
    300          Cablevision Systems Corp.*                         25,050

                 BUILDING/CONSTRUCTION:          1.66%
    500          USG Corp*                                          27,062

                 COMMERCIAL SERVICES:            1.28%
    600          Gartner Group*                                     21,000

                 COMPUTERS:                      3.47%
    500          EMC Corp.*                                         22,406
    300          IBM Corp.                                          34,444
                                                                          56,850

                 COMPUTER SOFTWARE:              1.99%
    300          Microsoft Corp.*                                   32,513

                 COSMETICS:                      0.67%
    500          Helen of Troy Ltd*                                 11,000

                 ENTERTAINMENT:                  8.69%
    300          Time Warner, Inc.                                  25,630
  2,000          Viacom Inc. Class B*                              116,500
                                                                   142,130

                 FINANCIAL:                     12.62%
    300          American Express Co.                               34,200
    550          Banc One Corp.                                     30,697
    300          The Bank of New York Co., Inc.                     18,206
    600          The Chase Manhatten Corp.                          45,300
  1,000          Fannie Mae                                         60,750
    500          Peoples Bank of Bridgeport                         17,313
                                                                         206,466
                 FOOD:                           2.14%
    300          Dole Food Co., Inc.                                14,906
  2,000          Food Lion Inc. Class B                             20,125
                                                                    35,031

                 INSURANCE:                      5.26%
    500          PartnerRe Holdings, Ltd.                           25,500
  1,000          Travelers Group, Inc.                              60,625
                                                                    86,125
                 INTERNET:                       3.25%
    500          America Online, Inc.*                              53,063

                 MANUFACTURED HOUSING:           1.07%
    600          Champion Enterprises*                              17,550

                 MEDICAL SERVICES:               0.49%
    300          HEALTHSOUTH Corp.*                                  8,006

                 OFFICE SUPPLIES:                2.52%
  2,500          Office Max, Inc.*                                  41,250

                 PHARMACEUTICALS:                3.86%
    300          Merck & Co., Inc.                                  40,106
    500          Pharmacia & Upjohn, Inc.                           23,063
                                                                          63,169

                 RETAIL:                         3.55%
    500          Ross Stores, Inc.                                  21,500
    300          Sears Roebuck and Co.                              18,318
    300          Wal-Mart Stores, Inc.                              18,225
                                                                          58,043
                 TV PROGRAMMING:                 0.71%
    300          Tele-Communications, Liberty Media Class A*        11,643

                 TELECOMMUNICATIONS:             1.41%
    300         Loral Space & Communications*                        8,475
    300         World Com, Inc.*                                    14,531
                                                                          23,006
                 UTILITIES:                      1.35%
    500          CMS Energy Corp.                                   22,000

                 TOTAL COMMON STOCK:                               977,920
                 (Cost: $830,130)

                 PREFERRED STOCK:               17.83%

                 COMMUNICATIONS:                 4.80%
  3,000          GTE Delaware                                       78,563

                 FINANCE:                        9.03%
  1,000          KMart Financing Convertible; 7.75%                 70,000
  3,000          UNUM Corp.; 8.8%                                   77,813
                                                                         147,813

                 INSURANCE:                      1.58%
  1,000          American General Capital L.L.C.                    25,813
                 Series A; 8.45%

                 REAL ESTATE:                    2.42%
  1,500          Equity Residential Property                        39,563
                 Series C; 9.125%

                 TOTAL PREFERRED STOCKS:                           291,752
                 (Cost: $280,741)

    Principal
    Amount
--------         CORPORATE OBLIGATIONS:          6.11%
$100,000         Fixed Income UIT 12/30/01; 9.25%                  100,000
                 (Cost: $100,000)


194,952          SHORT TERM INVESTMENTS:        11.92%
                 Star Bank Money Market Fund                       194,952
                 (Cost: $194,952)

                 TOTAL INVESTMENTS:
                 (Cost: $1,405,823)**                    95.64%  1,564,624
                 Other assets-net                         4.36%     71,271
                 NET ASSETS                             100.00% $1,635,895



**Cost for Federal income tax purpose is $1,405,823 and net unrealized appreciation consists of:

                 Gross unrealized appreciation                     164,389
                 Gross unrealized depreciation                      (5,588)
                 Net unrealized appreciation                      $158,801



*Non-income producing security

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)
ASSETS

Investments at value (Identified
 cost of $1,210,871)(Notes 1 & 3)                                  $1,369,672
Short term investments                                                194,952

Receivables:
 Investment sold                                   $56,546
Dividends and interest receivables                   1,612
                                                                          58,158
 Other assets                                                         87,185
         TOTAL ASSETS                                              1,709,967

LIABILITIES
 Payables:
 Distributions                                      64,959
 Investments purchased                               4,901

                                                                          69,860
 Distribution fees                                                     4,212
         TOTAL LIABILITIES                                            74,072

NET ASSETS                                                         $1,635,895


NET ASSET VALUE OFFERING AND REDEMPTION
 PRICE PER SHARE
 ($1,635,895/163,387
 shares outstanding)                                                  $10.01





At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                                $1,464,244
 Undistributed net investment income                 3,394
 Accumulated net realized gain on investment         9,456
Net unrealized gain on investments                 158,801
NET ASSETS                                      $1,635,895

See Notes to Financial  Statements

Statement of Operations Six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME
Income:
 Interest                                  $15,152
 Dividend                                   18,614

     Total income                                             $33,766


Expenses:
 Investment management
   fees (Note 2)                             8,983
 Recordkeeping and administration
   services (Note 2)                         8,996
 Transfer agent fees (Note 2)                7,302
 Legal and audit fees                        6,000
 Shareholder servicing and reporting         1,000
 Distribution fees                           3,930
 Custodian fees (Note 3)                     6,800
 Registration fees                           1,225
 Organization                               18,846
 Miscellaneous                               1,610

Total expenses                                                 64,692
Expenses reimbursed or waived                                 (42,543)
Custody fee credits                                              (253)

Net expenses                                                   21,896

Net investment income                                          11,870

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments                            (55,554)
  Net change in unrealized
   appreciation on investments                                116,539
  Net gain on investments                                      60,985
  Net increase in net assets
    resulting from operations                                 $72,855



See Notes to Financial Statements

Statement of Changes in Net Assets (Unaudited)

                                     Six months ended  Year ended
                                         June 30,      December 31,
                                           1998           1997

OPERATIONS
 Net investment income                     $11,870        $64,010
 Net realized gain (loss)
   on investments                          (55,554)       152,327
 Net change in unrealized
   appreciation (depreciation)
   of investments                          116,539        193,117
  Net increase
   in net assets resulting
   from operations                          72,855        409,454

DISTRIBUTION TO
SHAREHOLDERS FROM:
 Net investment income
  ($.05  and $.21 per share, respectivel    (8,476)       (68,866)
 Net realized gain from
  investment transaction
  ($. -  and $.70 per share)                     -       (147,579)

CAPITAL SHARE TRANSACTIONS
 Net decrease in
  net assets resulting
  from capital share
  transactions**                          (630,376)    (2,916,852)
  Net decrease
   in net assets                          (565,997)    (2,723,843)
  Net assets at
   beginning of period                   2,201,892      4,925,735

NET ASSETS at the end
  of the period(Including undistributed
  net investment income of $3,394  and
  $-, respectively)                     $1,635,895     $2,201,892

**A summary of capital share transactions follows:


                     Six months ended      Year ended December 31,
                       June 30, 1998               1997

                   Shares     Value       Shares          Value

Shares sold         13,310    $128,358      74,341       $760,185
Shares
 reinvested
 from distribution     350       3,512      21,591        212,316
Shares
 redeemed          (77,791)   (762,246)   (375,106)    (3,889,353)

Net decrease       (64,131)  ($630,376)   (279,174)    ($2,916,852)



See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period

                                   Six months           Years ended         Aug 11, 1995*
                                       ended            December 31,            thru
                                  June 30, 1998     1997          1996      Dec 31, 1995
                                    (Unaudited)
Per Share Operating
  Performance
Net asset value,
   beginning of period...               $9.68         $9.72         $9.67        $10.00

Income from investment
   operations-
   Net investment income...              0.07          0.15          0.13          0.04
   Net realized and unrealized
    gain (loss) on investments           0.31          0.72           0.44        (0.33)

    Total from investment
      operations.......                  0.38          0.87          0.57        (0.29)

Less distributions-
   Distributions from net
    investment income...                (0.05)        (0.21)        (0.12)        (0.04)
   Distributions from realized
    gains on investments....                -         (0.70)        (0.40)            -

    Total distributions.....            (0.05)        (0.91)        (0.52)        (0.04)

Net asset value, end of period         $10.01         $9.68         $9.72         $9.67

Total Return                             3.87%         8.91%         5.89%      (2.89)%

Ratios/Supplemental Data
Net assets, end of period (000's)       $1,636        $2,202        $4,926        $1,126
Ratio to average net assets-(A)
  Expenses (B)..............             1.97%**       3.82%         6.29%         1.95%**
  Expenses-net (C)......                 1.95%**       1.95%         1.95%
  Net investment income (B)...           1.06%**       1.68%         2.06%         1.72%**
Portfolio turnover rate.......          69.98%       112.02%         1.14%         0.00%
Avg commission rate paid per share    $0.0729       $0.0825        -             -

  *Commencement of operations
**Annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 3.80% for the six months ended June 30, 1998, 1.87% in 1997, 4.34% in 1996 and 3.14% in 1995.
(B) Expense ratio has been increased to include additional custodian fees for the periods ended June 30, 1998 and December 31,1995 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received

See Notes to Financial Statements

Notes to the Financial Statements
June 30,1998 (Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Total Return Fund, Inc. (formerly Valley Forge Capital Holdings Total Return Fund, Inc.) (the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D.       Deferred  Organizational  Expenses.  Organizational  expenses are being amortized on a straight line basis over a period not exceeding 60 months beginning at the Fund's commencement of operations.

E. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.

F. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments.The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Financial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets.
 For the six months ended June 30, 1998, a reimbursement of $42,543 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"),its Administrative Agent, $7,521 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $7,302 for its services for the six months ended June 30, 1998.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-PURCHASES AND SALES OF SECURITIES\CUSTODY--For the six months ended June 30, 1998, the Fund made purchases and sales of securities other than short-term notes aggregated $1,209,516 and $1,575,616 respectively. The custodian has provided credits in the amount of $253 against custodian and accounting charges based on credits on cash balances.

NOTE 4-DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities.